UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2018

The Boston Beer Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Design Center Place, Suite 850, Boston, Massachusetts		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 368-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 17, 2018, Jonathan N. Potter advised the Company that he intended to step down from his position as Chief Marketing Officer effective July 31, 2018.  On August 7, 2018, Mr. Potter and the Company entered into a separation agreement (the “Separation Agreement”) finalizing the details of his departure effective July 31, 2018.

Under the terms of the Separation Agreement, and subject to certain conditions set forth therein, the Company will pay Mr. Potter: (1) an amount equal to twenty-two weeks of his previous annual base salary, or $208,153.88, less applicable federal, state, local, and other employment-related deductions, payable in eleven bi-weekly installments through December 29, 2018; (2) $387,321, less applicable federal, state, local, and other employment-related deductions, in a lump sum payment on January 31, 2019; and (3) $100,000, less applicable federal, state, local, and other employment-related deductions, in a lump sum payment on March 31, 2019.  Mr. Potter will forfeit certain of that consideration in the event that he starts a new position with another company within ninety days of the effective date of the Separation Agreement.

Additionally, Mr. Potter provided a general release of claims against the Company and reaffirmed that he will continue to comply with the confidentiality, non-compete, and non-solicitation obligations in his employment agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement between The Boston Beer Company, Inc. and Jonathan N. Potter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.

August 9, 2018	By:	/s/ David A. Burwick

Name: David A. Burwick
Title: President and Chief Executive Officer